EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 11 to Registration Statement No. 33-40332 of our report dated July 12, 1999 appearing in the annual report to shareholders of Merrill Lynch Adjustable Rate Securities Fund, Inc. for the year ended May 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey

September 27, 1999